Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Third Quarter 2019

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income, Wealth Management Income and Capital Markets Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	14
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	16
Early and Late Stage Delinquencies	17
Troubled Debt Restructurings	18

Consolidated Balance Sheets	19

Loans	20

Deposits	23

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	25

Forward-Looking Statements	26

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,173	$1,202	$1,196	$1,171	$1,125
Interest expense - taxable equivalent	213	235	223	188	156
Depreciation expense on operating lease assets	10	11	12	12	14
Net interest income and other financing income - taxable equivalent - continuing operations	950	956	961	971	955
Less: Taxable-equivalent adjustment	13	14	13	13	13
Net interest income and other financing income	937	942	948	958	942
Provision for loan losses	108	92	91	95	84
Net interest income and other financing income after provision for loan losses	829	850	857	863	858
Non-interest income	558	494	502	481	519
Non-interest expense	871	861	860	853	922
Income from continuing operations before income taxes	516	483	499	491	455
Income tax expense	107	93	105	85	85
Income from continuing operations	409	390	394	406	370
Income (loss) from discontinued operations before income taxes	—	—	—	—	274
Income tax expense (benefit)	—	—	—	—	80
Income (loss) from discontinued operations, net of tax	—	—	—	—	194
Net income	$409	$390	$394	$406	$564
Income from continuing operations available to common shareholders	$385	$374	$378	$390	$354
Net income available to common shareholders	$385	$374	$378	$390	$548

Earnings per common share from continuing operations - basic	$0.39	$0.37	$0.37	$0.38	$0.33
Earnings per common share from continuing operations - diluted	0.39	0.37	0.37	0.37	0.32
Earnings per common share - basic	0.39	0.37	0.37	0.38	0.50
Earnings per common share - diluted	0.39	0.37	0.37	0.37	0.50

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$82,786	$83,553	$84,430	$83,152	$81,821
Allowance for loan losses	(869)	(853)	(853)	(840)	(840)
Assets	128,147	127,518	128,802	125,688	124,578
Deposits	94,305	94,971	95,720	94,491	93,255
Long-term borrowings - Federal Home Loan Bank advances	3,001	3,102	6,902	6,902	5,703
Long-term borrowings - Other	6,127	6,111	6,055	5,522	5,475
Stockholders' equity	16,581	16,608	15,512	15,090	14,770
Average balances—Consolidated
Loans, net of unearned income	$82,986	$83,905	$83,725	$81,873	$81,022
Assets	124,663	126,115	125,543	123,538	123,526
Deposits	94,056	94,918	94,170	93,159	93,942
Long-term borrowings - Federal Home Loan Bank advances	3,222	4,787	5,876	5,704	5,286
Long-term borrowings - Other	6,118	6,068	5,877	5,478	5,143
Stockholders' equity	16,621	15,927	15,192	14,605	15,401

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Return on average assets* (1)	1.30%	1.24%	1.27%	1.30%	1.19%
Return on average common stockholders' equity*	9.98%	10.16%	10.66%	11.22%	14.91%
Return on average common stockholders' equity from continuing operations*	9.98%	10.15%	10.66%	11.23%	9.62%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	14.62%	15.11%	16.09%	17.32%	22.36%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	14.62%	15.10%	16.09%	17.33%	14.42%
Efficiency ratio from continuing operations	57.7%	59.4%	58.8%	58.7%	62.6%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	57.4%	58.3%	58.3%	58.1%	58.1%
Common book value per share	$15.83	$15.24	$14.50	$13.92	$13.22
Tangible common book value per share (non-GAAP) (2)	$10.79	$10.42	$9.72	$9.19	$8.62
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	8.44%	8.53%	7.95%	7.80%	7.60%
Basel III common equity (3)	$10,121	$10,484	$10,443	$10,371	$10,481
Basel III common equity Tier 1 ratio (3)	9.6%	9.9%	9.8%	9.9%	10.2%
Tier 1 capital ratio (3)	10.8%	11.1%	10.6%	10.7%	11.0%
Total risk-based capital ratio (3)	12.6%	12.9%	12.4%	12.5%	12.8%
Leverage ratio (3)	9.5%	9.7%	9.3%	9.3%	9.4%
Effective tax rate	20.6%	19.4%	21.0%	17.4%	18.7%
Allowance for loan losses as a percentage of loans, net of unearned income	1.05%	1.02%	1.01%	1.01%	1.03%
Allowance for loan losses to non-performing loans, excluding loans held for sale	188%	160%	163%	169%	156%
Net interest margin (FTE)* (4)	3.44%	3.45%	3.51%	3.52%	3.47%
Loans, net of unearned income, to total deposits	87.8%	88.0%	88.2%	88.0%	87.8%
Net charge-offs as a percentage of average loans*	0.44%	0.44%	0.38%	0.46%	0.40%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.56%	0.64%	0.62%	0.60%	0.66%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.65%	0.72%	0.71%	0.68%	0.76%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (5)	0.82%	0.89%	0.88%	0.85%	0.93%
Associate headcount—full-time equivalent from continuing operations	19,549	19,765	20,056	19,969	19,869
ATMs	1,993	2,021	1,985	1,952	1,938
Branch Statistics
Full service	1,370	1,402	1,399	1,396	1,394
Drive-through/transaction service only	55	58	57	58	61
Total branch outlets	1,425	1,460	1,456	1,454	1,455

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13, 21, 22 and 25.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	All prior period amounts have been recast for comparability to net interest margin as reported in the current period. See further explanation on pages 5 and 6.

(5)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Interest income, including other financing income on:
Loans, including fees	$970	$992	$981	$962	$919
Debt securities—taxable	160	163	165	160	155
Loans held for sale	5	4	3	4	4
Other earning assets	12	15	19	17	17
Operating lease assets	13	14	15	15	17
Total interest income, including other financing income	1,160	1,188	1,183	1,158	1,112
Interest expense on:
Deposits	116	125	108	80	64
Short-term borrowings	14	14	13	15	8
Long-term borrowings	83	96	102	93	84
Total interest expense	213	235	223	188	156
Depreciation expense on operating lease assets	10	11	12	12	14
Total interest expense and depreciation expense on operating lease assets	223	246	235	200	170
Net interest income and other financing income	937	942	948	958	942
Provision for loan losses	108	92	91	95	84
Net interest income and other financing income after provision for loan losses	829	850	857	863	858
Non-interest income:
Service charges on deposit accounts	186	181	175	185	179
Card and ATM fees	114	120	109	111	111
Wealth management income	83	79	76	77	77
Capital markets income	36	39	42	50	45
Mortgage income	56	31	27	30	32
Securities gains (losses), net	—	(19)	(7)	—	—
Other	83	63	80	28	75
Total non-interest income	558	494	502	481	519
Non-interest expense:
Salaries and employee benefits	481	469	478	468	473
Net occupancy expense	80	80	82	86	82
Furniture and equipment expense	83	84	76	82	81
Other	227	228	224	217	286
Total non-interest expense	871	861	860	853	922
Income from continuing operations before income taxes	516	483	499	491	455
Income tax expense	107	93	105	85	85
Income from continuing operations	409	390	394	406	370
Discontinued operations (1):
Income (loss) from discontinued operations before income taxes	—	—	—	—	274
Income tax expense (benefit)	—	—	—	—	80
Income (loss) from discontinued operations, net of tax	—	—	—	—	194
Net income	$409	$390	$394	$406	$564
Net income from continuing operations available to common shareholders	$385	$374	$378	$390	$354
Net income available to common shareholders	$385	$374	$378	$390	$548
Weighted-average shares outstanding—during quarter:
Basic	988	1,010	1,019	1,035	1,086
Diluted	991	1,012	1,028	1,043	1,095
Actual shares outstanding—end of quarter	964	1,004	1,013	1,025	1,055
Earnings per common share from continuing operations:
Basic	$0.39	$0.37	$0.37	$0.38	$0.33
Diluted	$0.39	$0.37	$0.37	$0.37	$0.32
Earnings (loss) per common share from discontinued operations (1)(2):
Basic	$0.00	$0.00	$0.00	$0.00	$0.18
Diluted	$0.00	$0.00	$0.00	$0.00	$0.18
Earnings per common share:
Basic	$0.39	$0.37	$0.37	$0.38	$0.50
Diluted	$0.39	$0.37	$0.37	$0.37	$0.50
Taxable-equivalent net interest income and other financing income	$950	$956	$961	$971	$956
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

(2)	In a period where there is a loss from discontinued operations, basic weighted-average common shares outstanding are used to determine both basic and diluted earnings per share.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Nine Months Ended September 30
($ amounts in millions, except per share data)	2019	2018
Interest income, including other financing income on:
Loans, including fees	$2,943	$2,651
Debt securities—taxable	488	465
Loans held for sale	12	11
Other earning assets	46	53
Operating lease assets	42	55
Total interest income, including other financing income	3,531	3,235
Interest expense on:
Deposits	349	170
Short-term borrowings	41	15
Long-term borrowings	281	229
Total interest expense	671	414
Depreciation expense on operating lease assets	33	44
Total interest expense and depreciation expense on operating lease assets	704	458
Net interest income and other financing income	2,827	2,777
Provision for loan losses	291	134
Net interest income and other financing income after provision for loan losses	2,536	2,643
Non-interest income:
Service charges on deposit accounts	542	525
Card and ATM fees	343	327
Wealth management income	238	229
Capital markets income	117	152
Mortgage income	114	107
Securities gains (losses), net	(26)	1
Other	226	197
Total non-interest income	1,554	1,538
Non-interest expense:
Salaries and employee benefits	1,428	1,479
Net occupancy expense	242	249
Furniture and equipment expense	243	243
Other	679	746
Total non-interest expense	2,592	2,717
Income from continuing operations before income taxes	1,498	1,464
Income tax expense	305	302
Income from continuing operations	1,193	1,162
Discontinued operations (1):
Income (loss) from discontinued operations before income taxes	—	271
Income tax expense (benefit)	—	80
Income (loss) from discontinued operations, net of tax	—	191
Net income	$1,193	$1,353
Net income from continuing operations available to common shareholders	$1,137	$1,114
Net income available to common shareholders	$1,137	$1,305
Weighted-average shares outstanding—during year:
Basic	1,005	1,111
Diluted	1,010	1,121
Actual shares outstanding—end of period	964	1,055
Earnings per common share from continuing operations:	—
Basic	$1.13	$1.00
Diluted	$1.13	$0.99
Earnings (loss) per common share from discontinued operations (1)(2):
Basic	$0.00	$0.18
Diluted	$0.00	$0.17
Earnings per common share:
Basic	$1.13	$1.18
Diluted	$1.13	$1.16
Taxable-equivalent net interest income and other financing income	$2,867	$2,816
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

(2)	In a period where there is a loss from discontinued operations, basic weighted-average common shares outstanding are used to determine both basic and diluted earnings per share.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	9/30/2019			6/30/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable (1)	$23,909	$160	2.67%	$24,675	$163	2.65%
Loans held for sale	557	5	3.73	398	4	4.14
Loans, net of unearned income:
Commercial and industrial	40,200	441	4.34	40,707	457	4.49
Commercial real estate mortgage—owner-occupied	5,481	66	4.74	5,448	64	4.65
Commercial real estate construction—owner-occupied	390	5	4.63	447	5	4.81
Commercial investor real estate mortgage	4,859	54	4.35	4,699	54	4.53
Commercial investor real estate construction	1,529	21	5.25	1,797	25	5.44
Residential first mortgage	14,298	142	3.99	14,150	142	4.01
Home equity	8,683	104	4.79	8,910	109	4.89
Indirect—vehicles	2,247	19	3.30	2,578	23	3.58
Indirect—other consumer	2,750	63	9.16	2,662	60	9.04
Consumer credit card	1,310	43	13.11	1,286	42	13.09
Other consumer	1,239	25	8.02	1,221	25	8.02
Total loans, net of unearned income	82,986	983	4.70	83,905	1,006	4.79
Investment in operating leases, net	323	3	3.60	340	3	3.45
Other earning assets	1,764	12	2.69	1,959	15	3.00
Total earning assets	109,539	1,163	4.21	111,277	1,191	4.27
Unrealized gains/(losses) on debt securities available for sale, net (1)	251			(136)
Allowance for loan losses	(857)			(857)
Cash and due from banks	1,891			1,857
Other non-earning assets	13,839			13,974
	$124,663			$126,115
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,607	4	0.16	$8,806	3	0.16
Interest-bearing checking	18,257	33	0.71	18,869	33	0.71
Money market	24,904	42	0.68	24,350	49	0.79
Time deposits	8,689	37	1.74	9,010	40	1.78
Total interest-bearing deposits (2)	60,457	116	0.77	61,035	125	0.82
Federal funds purchased and securities sold under agreements to repurchase	208	1	2.28	244	1	2.41
Other short-term borrowings	2,187	13	2.31	1,965	13	2.54
Long-term borrowings	9,340	83	3.47	10,855	96	3.52
Total interest-bearing liabilities	72,192	213	1.17	74,099	235	1.27
Non-interest-bearing deposits (2)	33,599	—	—	33,883	—	—
Total funding sources	105,791	213	0.80	107,982	235	0.87
Net interest spread (1)			3.04			3.00
Other liabilities	2,251			2,195
Stockholders’ equity	16,621			15,927
Noncontrolling interest	—			11
	$124,663			$126,115
Net interest income and other financing income/margin FTE basis (1)		$950	3.44%		$956	3.45%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly. All prior period balances have been recast and reported on an amortized cost basis and yield and net interest margin amounts recalculated, for comparability purposes.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.49% and 0.53% for the quarters ended September 30, 2019 and June 30, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	03/31/2019			12/31/2018			9/30/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable (1)	$24,695	$165	2.67%	$24,767	$160	2.59%	$24,956	$156	2.49%
Loans held for sale	302	3	3.63	413	4	4.25	386	4	4.14
Loans, net of unearned income:
Commercial and industrial	39,999	445	4.49	38,111	430	4.46	37,410	402	4.26
Commercial real estate mortgage—owner-occupied	5,560	65	4.65	5,847	69	4.64	6,000	71	4.61
Commercial real estate construction—owner-occupied	409	5	4.72	349	4	4.73	311	4	4.84
Commercial investor real estate mortgage	4,729	54	4.58	4,275	48	4.39	4,083	44	4.25
Commercial investor real estate construction	1,821	25	5.60	1,815	25	5.31	1,809	24	5.06
Residential first mortgage	14,203	144	4.04	14,230	142	4.01	14,162	141	3.96
Home equity	9,135	111	4.89	9,335	111	4.75	9,543	110	4.61
Indirect—vehicles	2,924	24	3.38	3,109	27	3.40	3,190	27	3.33
Indirect—other consumer	2,429	54	8.85	2,287	51	8.77	2,042	44	8.61
Consumer credit card	1,304	43	13.41	1,298	43	13.06	1,271	41	12.85
Other consumer	1,212	24	8.12	1,217	25	8.12	1,201	24	8.12
Total loans, net of unearned income	83,725	994	4.78	81,873	975	4.72	81,022	932	4.56
Investment in operating leases, net	364	3	3.41	383	3	3.36	410	3	3.33
Other earning assets	1,849	19	4.29	2,015	17	3.26	2,440	17	2.87
Total earning assets	110,935	1,184	4.29	109,451	1,159	4.20	109,214	1,112	4.04
Unrealized losses on debt securities available for sale, net (1)	(444)			(876)			(758)
Allowance for loan losses	(843)			(839)			(834)
Cash and due from banks	1,893			1,957			2,036
Other non-earning assets	14,002			13,845			13,868
	$125,543			$123,538			$123,526
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,852	4	0.17	$8,827	3	0.15	$8,928	4	0.15
Interest-bearing checking	19,309	33	0.69	18,295	24	0.52	18,924	21	0.44
Money market	23,989	40	0.68	23,850	31	0.51	24,046	22	0.37
Time deposits	8,124	31	1.56	7,018	22	1.24	6,630	17	1.06
Total interest-bearing deposits (2)	60,274	108	0.73	57,990	80	0.54	58,528	64	0.44
Federal funds purchased and securities sold under agreements to repurchase	343	2	2.41	241	2	2.27	154	—	—
Other short-term borrowings	1,735	11	2.55	2,227	13	2.38	1,480	8	2.07
Long-term borrowings	11,753	102	3.47	11,182	93	3.28	10,429	84	3.14
Total interest-bearing liabilities	74,105	223	1.22	71,640	188	1.04	70,591	156	0.88
Non-interest-bearing deposits (2)	33,896	—	—	35,169	—	—	35,414	—	—
Total funding sources	108,001	223	0.83	106,809	188	0.69	106,005	156	0.58
Net interest spread (1)			3.07			3.16			3.16
Other liabilities	2,350			2,124			2,120
Stockholders’ equity	15,192			14,605			15,401
	$125,543			$123,538			$123,526
Net interest income and other financing income/margin FTE basis (1)		$961	3.51%		$971	3.52%		$956	3.47%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly. All prior period balances have been recast and reported on an amortized cost basis and yield and net interest margin amounts recalculated, for comparability purposes.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.46% for the quarter ended March 31, 2019, 0.34% for the quarter ended December 31, 2018 and 0.27% for the quarter ended September 30, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Net income from continuing operations available to common shareholders (GAAP)	$385	$374	$378	$390	$354	$11	2.9%	$31	8.8%
Preferred dividends (GAAP)	24	16	16	16	16	8	50.0%	8	50.0%
Income tax expense (GAAP)	107	93	105	85	85	14	15.1%	22	25.9%
Income from continuing operations before income taxes (GAAP)	516	483	499	491	455	33	6.8%	61	13.4%
Provision for loan losses (GAAP)	108	92	91	95	84	16	17.4%	24	28.6%
Pre-tax pre-provision income from continuing operations (non-GAAP)	624	575	590	586	539	49	8.5%	85	15.8%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	—	(8)	—	—	—	NM	—	NM
Securities (gains) losses, net	—	19	7	—	—	(19)	(100.0)%	—	NM
Leveraged lease termination gains	(1)	—	—	—	(4)	(1)	NM	3	(75.0)%
Salaries and employee benefits—severance charges	1	2	2	7	5	(1)	(50.0)%	(4)	(80.0)%
Branch consolidation, property and equipment charges	5	2	6	3	4	3	150.0%	1	25.0%
Contribution to the Regions Financial Corporation foundation	—	—	—	—	60	—	NM	(60)	(100.0)%
Total other adjustments	5	23	7	10	65	(18)	(78.3)%	(60)	(92.3)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$629	$598	$597	$596	$604	$31	5.2%	$25	4.1%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Service charges on deposit accounts	$186	$181	$175	$185	$179	$5	2.8%	$7	3.9%
Card and ATM fees	114	120	109	111	111	(6)	(5.0)%	3	2.7%
Wealth management income	83	79	76	77	77	4	5.1%	6	7.8%
Capital markets income (1)	36	39	42	50	45	(3)	(7.7)%	(9)	(20.0)%
Mortgage income	56	31	27	30	32	25	80.6%	24	75.0%
Commercial credit fee income	19	18	18	19	18	1	5.6%	1	5.6%
Bank-owned life insurance	18	19	23	12	18	(1)	(5.3)%	—	—%
Securities gains (losses), net	—	(19)	(7)	—	—	19	(100.0)%	—	NM
Market value adjustments on employee benefit assets - defined benefit (2)	—	—	5	(7)	3	—	NM	(3)	(100.0)%
Market value adjustments on employee benefit assets - other (3)	7	(2)	(1)	(8)	4	9	NM	3	75.0%
Other	39	28	35	12	32	11	39.3%	7	21.9%
Total non-interest income from continuing operations	$558	$494	$502	$481	$519	$64	13.0%	$39	7.5%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Production and sales	$31	$26	$19	$15	$24	$5	19.2%	$7	29.2%
Loan servicing	25	26	26	26	23	(1)	(3.8)%	2	8.7%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(31)	(43)	(28)	(20)	6	12	(27.9)%	(37)	NM
MSRs hedge gain (loss)	46	36	21	21	(9)	10	27.8%	55	NM
MSRs change due to payment decay	(15)	(14)	(11)	(12)	(12)	(1)	7.1%	(3)	25.0%
MSR and related hedge impact	—	(21)	(18)	(11)	(15)	21	(100.0)%	15	(100.0)%
Total mortgage income	$56	$31	$27	$30	$32	$25	80.6%	$24	75.0%

Mortgage production - purchased	$1,139	$1,149	$712	$813	$1,012	$(10)	(0.9)%	$127	12.5%
Mortgage production - refinanced	578	312	209	216	237	266	85.3%	341	143.9%
Total mortgage production (4)	$1,717	$1,461	$921	$1,029	$1,249	$256	17.5%	$468	37.5%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Investment management and trust fee income	$63	$59	$57	$60	$59	$4	6.8%	$4	6.8%
Investment services fee income	20	20	19	17	18	—	—%	2	11.1%
Total wealth management income (5)	$83	$79	$76	$77	$77	$4	5.1%	$6	7.8%

Capital Markets Income

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Capital markets income	$36	$39	$42	$50	$45	$(3)	(7.7)%	$(9)	(20.0)%
Less: Valuation adjustments on customer derivatives (6)	(6)	(7)	(2)	(7)	1	1	(14.3)%	(7)	NM
Capital markets income excluding valuation adjustments	$42	$46	$44	$57	$44	$(4)	(8.7)%	$(2)	(4.5)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)
During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments have not impacted non-interest income since the first quarter of 2019.

(3)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(4)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(5)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(6)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Nine Months Ended		Year-to-Date Change 9/30/2019 vs. 9/30/2018
($ amounts in millions)	9/30/2019	9/30/2018	Amount	Percent
Service charges on deposit accounts	$542	$525	$17	3.2%
Card and ATM fees	343	327	16	4.9%
Wealth management income	238	229	9	3.9%
Capital markets income (1)	117	152	(35)	(23.0)%
Mortgage income	114	107	7	6.5%
Commercial credit fee income	55	52	3	5.8%
Bank-owned life insurance	60	53	7	13.2%
Securities gains (losses), net	(26)	1	(27)	NM
Market value adjustments on employee benefit assets - defined benefit	5	1	4	400.0%
Market value adjustments on employee benefit assets - other (2)	4	3	1	33.3%
Other	102	88	14	15.9%
Total non-interest income from continuing operations	$1,554	$1,538	$16	1.0%

Mortgage Income

	Nine Months Ended		Year-to-Date Change 9/30/2019 vs. 9/30/2018
($ amounts in millions)	9/30/2019	9/30/2018	Amount	Percent
Production and sales	$76	$70	$6	8.6%
Loan servicing	77	69	8	11.6%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(102)	38	(140)	(368.4)%
MSRs hedge gain (loss)	103	(35)	138	(394.3)%
MSRs change due to payment decay	(40)	(35)	(5)	14.3%
MSR and related hedge impact	(39)	(32)	(7)	21.9%
Total mortgage income	$114	$107	$7	6.5%

Mortgage production - purchased	$3,000	$3,008	$(8)	(0.3)%
Mortgage production - refinanced	1,099	765	334	43.7%
Total mortgage production (3)	$4,099	$3,773	$326	8.6%

Wealth Management Income

	Nine Months Ended		Year-to-Date Change 9/30/2019 vs. 9/30/2018
($ amounts in millions)	9/30/2019	9/30/2018	Amount	Percent
Investment management and trust fee income	$179	$175	$4	2.3%
Investment services fee income	59	54	5	9.3%
Total wealth management income (4)	$238	$229	$9	3.9%

Capital Markets Income

	Nine Months Ended		Year-to-Date Change 9/30/2019 vs. 9/30/2018
($ amounts in millions)	9/30/2019	9/30/2018	Amount	Percent
Capital markets income	$117	$152	$(35)	(23.0)%
Less: Valuation adjustments on customer derivatives (5)	(15)	5	(20)	(400.0)%
Capital markets income excluding valuation adjustments	$132	$147	$(15)	(10.2)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for certain employee benefits and are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(5)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Salaries and employee benefits (1)	$481	$469	$478	$468	$473	$12	2.6%	$8	1.7%
Net occupancy expense	80	80	82	86	82	—	—%	(2)	(2.4)%
Furniture and equipment expense	83	84	76	82	81	(1)	(1.2)%	2	2.5%
Outside services	48	52	45	46	46	(4)	(7.7)%	2	4.3%
Professional, legal and regulatory expenses	21	26	20	27	32	(5)	(19.2)%	(11)	(34.4)%
Marketing	23	23	23	21	20	—	—%	3	15.0%
FDIC insurance assessments	12	12	13	14	22	—	—%	(10)	(45.5)%
Credit/checkcard expenses	19	18	16	13	18	1	5.6%	1	5.6%
Branch consolidation, property and equipment charges	5	2	6	3	4	3	150.0%	1	25.0%
Visa class B shares expense	5	3	4	(2)	—	2	66.7%	5	NM
Provision (credit) for unfunded credit losses	(2)	—	(1)	1	2	(2)	NM	(4)	(200.0)%
Other	96	92	98	94	142	4	4.3%	(46)	(32.4)%
Total non-interest expense from continuing operations	$871	$861	$860	$853	$922	$10	1.2%	$(51)	(5.5)%

	Nine Months Ended		Year-to-Date Change 9/30/19 vs. 9/30/18
($ amounts in millions)	9/30/2019	9/30/2018	Amount	Percent
Salaries and employee benefits (1)	$1,428	$1,479	$(51)	(3.4)%
Net occupancy expense	242	249	(7)	(2.8)%
Furniture and equipment expense	243	243	—	—%
Outside services	145	141	4	2.8%
Professional, legal and regulatory expenses	67	92	(25)	(27.2)%
Marketing	69	71	(2)	(2.8)%
FDIC insurance assessments	37	71	(34)	(47.9)%
Credit/checkcard expenses	53	44	9	20.5%
Branch consolidation, property and equipment charges	13	8	5	62.5%
Visa class B shares expense	12	12	—	—%
Provision (credit) for unfunded credit losses	(3)	(3)	—	—%
Other	286	310	(24)	(7.7)%
Total non-interest expense from continuing operations	$2,592	$2,717	$(125)	(4.6)%
_________

(1)	Salaries and employee benefits expense includes severance charges for each of the quarters. See the amounts for the respective quarters on page 7.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Non-interest expense (GAAP)	A	$871	$861	$860	$853	$922	$10	1.2%	$(51)	(5.5)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	—	—	—	(60)	—	NM	60	(100.0)%
Branch consolidation, property and equipment charges		(5)	(2)	(6)	(3)	(4)	(3)	150.0%	(1)	25.0%
Salary and employee benefits—severance charges		(1)	(2)	(2)	(7)	(5)	1	(50.0)%	4	(80.0)%
Adjusted non-interest expense (non-GAAP)	B	$865	$857	$852	$843	$853	$8	0.9%	$12	1.4%
Net interest income and other financing income (GAAP)	C	$937	$942	$948	$958	$942	$(5)	(0.5)%	$(5)	(0.5)%
Taxable-equivalent adjustment		13	14	13	13	13	(1)	(7.1)%	—	—%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	D	$950	$956	$961	$971	$955	$(6)	(0.6)%	$(5)	(0.5)%
Non-interest income (GAAP)	E	$558	$494	$502	$481	$519	$64	13.0%	$39	7.5%
Adjustments:
Securities (gains) losses, net		—	19	7	—	—	(19)	(100.0)%	—	NM
Leveraged lease termination gains		(1)	—	—	—	(4)	(1)	NM	3	(75.0)%
Gain on sale of affordable housing residential mortgage loans (1)		—	—	(8)	—	—	—	NM	—	NM
Adjusted non-interest income (non-GAAP)	F	$557	$513	$501	$481	$515	$44	8.6%	$42	8.2%
Total revenue	C+E=G	$1,495	$1,436	$1,450	$1,439	$1,461	$59	4.1%	$34	2.3%
Adjusted total revenue (non-GAAP)	C+F=H	$1,494	$1,455	$1,449	$1,439	$1,457	$39	2.7%	$37	2.5%
Total revenue, taxable-equivalent basis	D+E=I	$1,508	$1,450	$1,463	$1,452	$1,474	$58	4.0%	$34	2.3%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,507	$1,469	$1,462	$1,452	$1,470	$38	2.6%	$37	2.5%
Efficiency ratio (GAAP)	A/I	57.7%	59.4%	58.8%	58.7%	62.6%
Adjusted efficiency ratio (non-GAAP)	B/J	57.4%	58.3%	58.3%	58.1%	58.1%
Fee income ratio (GAAP)	E/I	37.0%	34.1%	34.3%	33.1%	35.2%
Adjusted fee income ratio (non-GAAP)	F/J	37.0%	35.0%	34.3%	33.1%	35.0%
________
NM - Not Meaningful
(1) See page 7 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Nine Months Ended September 30
($ amounts in millions)		2019	2018	2019 vs. 2018
Non-interest expense (GAAP)	K	$2,592	$2,717	$(125)	(4.6)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	(60)	60	(100.0)%
Branch consolidation, property and equipment charges		(13)	(8)	(5)	62.5%
Expenses associated with residential mortgage loan sale		—	(4)	4	(100.0)%
Salary and employee benefits—severance charges		(5)	(54)	49	(90.7)%
Adjusted non-interest expense (non-GAAP)	L	$2,574	$2,591	$(17)	(0.7)%
Net interest income and other financing income (GAAP)	M	$2,827	$2,777	$50	1.8%
Taxable-equivalent adjustment		40	38	2	5.3%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	N	$2,867	$2,815	$52	1.8%
Non-interest income (GAAP)	O	$1,554	$1,538	$16	1.0%
Adjustments:
Securities (gains) losses, net		26	(1)	27	NM
Leveraged lease termination gains		(1)	(8)	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans (1)		(8)	—	(8)	NM
Adjusted non-interest income (non-GAAP)	P	$1,571	$1,529	$42	2.7%
Total revenue	M+O=Q	$4,381	$4,315	$66	1.5%
Adjusted total revenue (non-GAAP)	M+P=R	$4,398	$4,306	$92	2.1%
Total revenue, taxable-equivalent basis	N+O=S	$4,421	$4,353	$68	1.6%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$4,438	$4,344	$94	2.2%
Operating leverage ratio (GAAP)	S-K				6.2%
Adjusted operating leverage ratio (non-GAAP)	T-L				2.9%
Efficiency ratio (GAAP)	K/S	58.6%	62.4%
Adjusted efficiency ratio (non-GAAP)	L/T	58.0%	59.7%
Fee income ratio (GAAP)	O/S	35.2%	35.3%
Adjusted fee income ratio (non-GAAP)	P/T	35.4%	35.2%
______
NM - Not Meaningful
(1) See page 7 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$385	$374	$378	$390	$548
Average stockholders' equity (GAAP)		$16,621	$15,927	$15,192	$14,605	$15,401
Less:
Average intangible assets (GAAP)		4,949	4,933	4,940	4,947	4,955
Average deferred tax liability related to intangibles (GAAP)		(93)	(94)	(94)	(95)	(97)
Average preferred stock (GAAP)		1,310	1,154	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$10,455	$9,934	$9,526	$8,933	$9,723
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	14.62%	15.11%	16.09%	17.32%	22.36%

		Quarter Ended
($ amounts in millions)		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$385	$374	$378	$390	$354
Average stockholders' equity (GAAP)(1)		$16,621	$15,927	$15,192	$14,605	$15,401
Less:
Average intangible assets (GAAP)(1)		4,949	4,933	4,940	4,947	4,955
Average deferred tax liability related to intangibles (GAAP)(1)		(93)	(94)	(94)	(95)	(97)
Average preferred stock (GAAP)(1)		1,310	1,154	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$10,455	$9,934	$9,526	$8,933	$9,723
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	14.62%	15.10%	16.09%	17.33%	14.42%
______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Components:
Allowance for loan losses (ALL)	$869	$853	$853	$840	$840
Reserve for unfunded credit commitments	48	50	50	51	50
Allowance for credit losses (ACL)	$917	$903	$903	$891	$890

Provision for loan losses	$108	$92	$91	$95	$84
Provision (credit) for unfunded credit losses	(2)	—	(1)	1	2

Loans charged-off:
Commercial and industrial	$36	$42	$27	$39	$37
Commercial real estate mortgage—owner-occupied	3	2	3	4	4
Total commercial	39	44	30	43	41
Commercial investor real estate mortgage	—	—	—	—	1
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	—	—	1
Residential first mortgage	1	2	1	2	3
Home equity—lines of credit	5	3	5	8	6
Home equity—closed-end	1	2	1	2	1
Indirect—vehicles	7	6	9	9	8
Indirect—other consumer	19	18	17	15	11
Consumer credit card	17	17	17	16	14
Other consumer	25	21	22	24	22
Total consumer	75	69	72	76	65
Total	114	113	102	119	107

Recoveries of loans previously charged-off:
Commercial and industrial	7	6	6	9	8
Commercial real estate mortgage—owner-occupied	2	—	3	2	2
Total commercial	9	6	9	11	10
Commercial investor real estate mortgage	—	—	1	1	1
Commercial investor real estate construction	—	1	—	1	1
Total investor real estate	—	1	1	2	2
Residential first mortgage	1	1	1	1	1
Home equity—lines of credit	3	3	3	3	3
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	2	3	4	3	3
Indirect—other consumer	—	—	—	—	—
Consumer credit card	3	2	2	1	2
Other consumer	3	4	3	2	3
Total consumer	13	14	14	11	13
Total	22	21	24	24	25

Net loans charged-off:
Commercial and industrial	29	36	21	30	29
Commercial real estate mortgage—owner-occupied	1	2	—	2	2
Total commercial	30	38	21	32	31
Commercial investor real estate mortgage	—	—	(1)	(1)	—
Commercial investor real estate construction	—	(1)	—	(1)	(1)
Total investor real estate	—	(1)	(1)	(2)	(1)
Residential first mortgage	—	1	—	1	2
Home equity—lines of credit	2	—	2	5	3
Home equity—closed-end	—	1	—	1	—
Indirect—vehicles	5	3	5	6	5
Indirect—other consumer	19	18	17	15	11
Consumer credit card	14	15	15	15	12
Other consumer	22	17	19	22	19
Total consumer	62	55	58	65	52
Total	$92	$92	$78	$95	$82

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.29%	0.36%	0.21%	0.32%	0.31%
Commercial real estate mortgage—owner-occupied	0.07%	0.11%	0.05%	0.16%	0.16%
Total commercial	0.26%	0.33%	0.18%	0.29%	0.28%
Commercial investor real estate mortgage	(0.03)%	(0.03)%	(0.07)%	(0.06)%	(0.04)%
Commercial investor real estate construction	(0.02)%	(0.15)%	—%	(0.12)%	(0.23)%
Total investor real estate	(0.03)%	(0.06)%	(0.05)%	(0.07)%	(0.10)%
Residential first mortgage	0.01%	—%	0.02%	0.04%	0.04%
Home equity—lines of credit	0.13%	0.04%	0.12%	0.35%	0.17%
Home equity—closed-end	0.05%	0.04%	0.09%	0.10%	(0.03)%
Indirect—vehicles	0.74%	0.53%	0.69%	0.71%	0.62%
Indirect—other consumer	2.83%	2.66%	2.79%	2.58%	2.23%
Consumer credit card	4.31%	4.62%	4.66%	4.16%	3.97%
Other consumer	6.85%	5.90%	6.13%	7.23%	6.26%
Total consumer	0.81%	0.71%	0.75%	0.80%	0.65%
Total	0.44%	0.44%	0.38%	0.46%	0.40%
Non-accrual loans, excluding loans held for sale	$462	$533	$523	$496	$539
Non-performing loans held for sale	8	11	13	10	15
Non-accrual loans, including loans held for sale	470	544	536	506	554
Foreclosed properties	59	55	53	52	58
Non-marketable investments received in foreclosure	5	5	8	8	12
Non-performing assets (NPAs)	$534	$604	$597	$566	$624
Loans past due > 90 days (1)	$149	$144	$147	$143	$137
Accruing restructured loans not included in categories above (2)	$478	$469	$479	$488	$600
Credit Ratios:
ACL/Loans, net	1.11%	1.08%	1.07%	1.07%	1.09%
ALL/Loans, net	1.05%	1.02%	1.01%	1.01%	1.03%
Allowance for loan losses to non-performing loans, excluding loans held for sale	188%	160%	163%	169%	156%
Non-accrual loans, excluding loans held for sale/Loans, net	0.56%	0.64%	0.62%	0.60%	0.66%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.65%	0.72%	0.71%	0.68%	0.76%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.82%	0.89%	0.88%	0.85%	0.93%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

(2)	See page 18 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Commercial and industrial	$292	0.73%	$347	0.86%	$336	0.82%	$307	0.78%	$341	0.90%
Commercial real estate mortgage—owner-occupied	68	1.23%	68	1.26%	67	1.22%	67	1.21%	80	1.36%
Commercial real estate construction—owner-occupied	15	4.10%	15	3.62%	14	3.26%	8	2.16%	8	2.41%
Total commercial	375	0.81%	430	0.93%	417	0.89%	382	0.85%	429	0.97%
Commercial investor real estate mortgage	9	0.19%	8	0.15%	8	0.16%	11	0.22%	2	0.04%
Total investor real estate	9	0.14%	8	0.12%	8	0.12%	11	0.16%	2	0.04%
Residential first mortgage	29	0.20%	34	0.24%	34	0.24%	40	0.28%	42	0.29%
Home equity—lines of credit	43	0.79%	52	0.93%	53	0.93%	53	0.90%	56	0.94%
Home equity—closed-end	6	0.21%	9	0.28%	11	0.32%	10	0.30%	10	0.29%
Total consumer	78	0.26%	95	0.31%	98	0.32%	103	0.33%	108	0.34%
Total non-accrual loans	$462	0.56%	$533	0.64%	$523	0.62%	$496	0.60%	$539	0.66%

Criticized and Classified Loans—Business Services (1)

	As of
						9/30/2019		9/30/2019
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	vs. 6/30/2019		vs. 9/30/2018
Accruing classified	$1,095	$528	$631	$590	$550	$567	107.4%	$545	99.1%
Non-accruing classified	384	438	425	393	431	(54)	(12.3)%	(47)	(10.9)%
Total classified	1,479	966	1,056	983	981	513	53.1%	498	50.8%

Special mention	840	1,158	1,063	939	1,048	(318)	(27.5)%	(208)	(19.8)%
Total criticized	$2,319	$2,124	$2,119	$1,922	$2,029	$195	9.2%	$290	14.3%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	9/30/2019
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2019	$28	0.52%	$27	0.49%	$55
2020	86	1.58%	62	1.15%	148
2021	108	2.00%	98	1.80%	206
2022	118	2.17%	116	2.15%	234
2023	152	2.79%	132	2.44%	284
2024-2028	2,130	39.23%	1,991	36.65%	4,121
2029-2033	213	3.91%	167	3.08%	380
Thereafter	1	0.02%	1	0.02%	2
Total	$2,836	52.22%	$2,594	47.78%	$5,430

(2)
The balance of Regions' home equity portfolio was $8,597 million at September 30, 2019 consisting of $5,430 million of home equity lines of credit and $3,167 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Commercial and industrial	$50	0.12%	$74	0.18%	$35	0.08%	$102	0.26%	$45	0.12%
Commercial real estate mortgage—owner-occupied	31	0.56%	33	0.61%	12	0.22%	19	0.34%	18	0.31%
Commercial real estate construction—owner-occupied	—	—%	2	0.52%	—	—%	—	—%	—	—%
Total commercial	81	0.18%	109	0.24%	47	0.10%	121	0.27%	63	0.14%
Commercial investor real estate mortgage	2	0.03%	1	0.01%	1	0.01%	6	0.12%	6	0.13%
Commercial investor real estate construction	—	—%	—	—%	1	0.03%	—	—%	—	—%
Total investor real estate	2	0.02%	1	0.01%	2	0.02%	6	0.09%	6	0.09%
Residential first mortgage—non-guaranteed (1)	91	0.65%	88	0.63%	88	0.64%	101	0.73%	89	0.65%
Home equity—lines of credit	53	0.98%	53	0.95%	50	0.89%	53	0.90%	53	0.87%
Home equity—closed-end	19	0.60%	18	0.56%	18	0.55%	20	0.58%	24	0.70%
Indirect—vehicles	40	1.91%	42	1.74%	43	1.55%	51	1.69%	51	1.64%
Indirect—other consumer	22	0.78%	20	0.72%	20	0.80%	20	0.85%	16	0.76%
Consumer credit card	18	1.37%	17	1.32%	19	1.48%	21	1.58%	19	1.50%
Other consumer	20	1.63%	21	1.71%	20	1.67%	20	1.60%	20	1.62%
Total consumer (1)	263	0.88%	259	0.85%	258	0.85%	286	0.92%	272	0.88%
Total accruing 30-89 days past due loans (1)	$346	0.42%	$369	0.44%	$307	0.37%	$413	0.50%	$341	0.42%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Commercial and industrial	$10	0.02%	$11	0.03%	$11	0.03%	$8	0.02%	$4	0.01%
Commercial real estate mortgage—owner-occupied	2	0.03%	—	—%	1	0.01%	—	—%	2	0.02%
Total commercial	12	0.03%	11	0.02%	12	0.02%	8	0.02%	6	0.01%
Residential first mortgage—non-guaranteed (2)	62	0.44%	61	0.44%	66	0.48%	66	0.47%	61	0.44%
Home equity—lines of credit	32	0.58%	31	0.55%	27	0.46%	24	0.41%	30	0.50%
Home equity—closed-end	9	0.30%	9	0.28%	10	0.31%	10	0.29%	9	0.28%
Indirect—vehicles	7	0.34%	6	0.26%	7	0.26%	9	0.28%	9	0.28%
Indirect—other consumer	3	0.12%	2	0.07%	1	0.03%	1	0.06%	1	0.03%
Consumer credit card	19	1.43%	20	1.47%	20	1.59%	20	1.48%	17	1.36%
Other consumer	5	0.38%	4	0.35%	4	0.36%	5	0.42%	4	0.32%
Total consumer (2)	137	0.46%	133	0.44%	135	0.44%	135	0.43%	131	0.42%
Total accruing 90+ days past due loans (2)	$149	0.18%	$144	0.17%	$147	0.18%	$143	0.17%	$137	0.17%

Total delinquencies (1) (2)	$495	0.60%	$513	0.62%	$454	0.54%	$556	0.67%	$478	0.59%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $37 million at 9/30/2019, $35 million at 6/30/2019, $32 million at 3/31/2019, $37 million at 12/31/2018, and $36 million at 9/30/2018.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $66 million at both 9/30/2019 and 6/30/2019, $76 million at 3/31/2019, $84 million at 12/31/2018, and $83 million at 9/30/2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Current:
Commercial	$93	$97	$103	$103	$169
Investor real estate	30	15	14	13	44
Residential first mortgage	156	153	147	139	143
Home equity—lines of credit	42	43	45	46	47
Home equity—closed-end	110	117	125	133	141
Consumer credit card	1	1	1	1	1
Other consumer	4	4	5	5	6
Total current	436	430	440	440	551
Accruing 30-89 DPD:
Commercial	6	4	3	5	1
Investor real estate	—	—	—	1	5
Residential first mortgage	26	26	26	31	28
Home equity—lines of credit	2	1	1	1	2
Home equity—closed-end	7	7	9	9	13
Other consumer	1	1	—	1	—
Total accruing 30-89 DPD	42	39	39	48	49
Total accruing and <90 DPD	478	469	479	488	600
Non-accrual or 90+ DPD:
Commercial	130	182	220	183	195
Investor real estate	5	5	5	5	—
Residential first mortgage	35	33	37	38	42
Home equity—lines of credit	2	4	4	4	4
Home equity—closed-end	7	10	11	11	11
Total non-accrual or 90+DPD	179	234	277	241	252
Total TDRs - Loans	$657	$703	$756	$729	$852
TDRs - Held For Sale	4	7	8	5	6
Total TDRs	$661	$710	$764	$734	$858

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Total commercial TDRs	$229	$283	$326	$291	$365
Total investor real estate TDRs	35	20	19	19	49
Total consumer TDRs	393	400	411	419	438
Total TDRs - Loans	$657	$703	$756	$729	$852

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Assets:
Cash and due from banks	$1,966	$2,026	$1,666	$2,018	$1,911
Interest-bearing deposits in other banks	3,101	2,462	2,141	1,520	1,584
Debt securities held to maturity	1,375	1,415	1,451	1,482	1,524
Debt securities available for sale	22,986	22,699	23,786	22,729	22,671
Loans held for sale	548	508	318	304	331
Loans, net of unearned income	82,786	83,553	84,430	83,152	81,821
Allowance for loan losses	(869)	(853)	(853)	(840)	(840)
Net loans	81,917	82,700	83,577	82,312	80,981
Other earning assets	1,760	1,646	1,617	1,719	1,801
Premises and equipment, net	1,944	1,950	2,026	2,045	2,051
Interest receivable	377	389	388	375	360
Goodwill	4,845	4,829	4,829	4,829	4,829
Residential mortgage servicing rights at fair value (MSRs)	307	337	386	418	406
Other identifiable intangible assets, net	111	101	108	115	122
Other assets	6,910	6,456	6,509	5,822	6,007
Total assets	$128,147	$127,518	$128,802	$125,688	$124,578
Liabilities and Equity:
Deposits:
Non-interest-bearing	$34,360	$34,678	$34,775	$35,053	$35,354
Interest-bearing	59,945	60,293	60,945	59,438	57,901
Total deposits	94,305	94,971	95,720	94,491	93,255
Borrowed funds:
Short-term borrowings	5,401	4,250	1,600	1,600	3,250
Long-term borrowings	9,128	9,213	12,957	12,424	11,178
Total borrowed funds	14,529	13,463	14,557	14,024	14,428
Other liabilities	2,732	2,476	3,002	2,083	2,125
Total liabilities	111,566	110,910	113,279	110,598	109,808
Equity:
Preferred stock, non-cumulative perpetual	1,310	1,310	820	820	820
Common stock	10	11	11	11	11
Additional paid-in capital	12,803	13,380	13,584	13,766	14,122
Retained earnings	3,534	3,299	3,066	2,828	2,582
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	295	(21)	(598)	(964)	(1,394)
Total stockholders’ equity	16,581	16,608	15,512	15,090	14,770
Noncontrolling interest	—	—	11	—	—
Total equity	16,581	16,608	15,523	15,090	14,770
Total liabilities and equity	$128,147	$127,518	$128,802	$125,688	$124,578

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

End of Period Loans

	As of
						9/30/2019		9/30/2019
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	vs. 6/30/2019		vs. 9/30/2018
Commercial and industrial (1)	$40,179	$40,438	$40,985	$39,282	$38,036	$(259)	(0.6)%	$2,143	5.6%
Commercial real estate mortgage—owner-occupied (2)	5,532	5,455	5,522	5,549	5,943	77	1.4%	(411)	(6.9)%
Commercial real estate construction—owner-occupied	365	415	434	384	326	(50)	(12.0)%	39	12.0%
Total commercial	46,076	46,308	46,941	45,215	44,305	(232)	(0.5)%	1,771	4.0%
Commercial investor real estate mortgage (2)	4,769	4,795	4,715	4,650	4,205	(26)	(0.5)%	564	13.4%
Commercial investor real estate construction	1,475	1,658	1,871	1,786	1,838	(183)	(11.0)%	(363)	(19.7)%
Total investor real estate	6,244	6,453	6,586	6,436	6,043	(209)	(3.2)%	201	3.3%
Total business	52,320	52,761	53,527	51,651	50,348	(441)	(0.8)%	1,972	3.9%
Residential first mortgage (3)	14,397	14,253	14,113	14,276	14,220	144	1.0%	177	1.2%
Home equity—lines of credit (4)	5,430	5,561	5,705	5,871	5,993	(131)	(2.4)%	(563)	(9.4)%
Home equity—closed-end (5)	3,167	3,241	3,309	3,386	3,442	(74)	(2.3)%	(275)	(8.0)%
Indirect—vehicles	2,095	2,415	2,759	3,053	3,146	(320)	(13.3)%	(1,051)	(33.4)%
Indirect—other consumer	2,821	2,796	2,547	2,349	2,179	25	0.9%	642	29.5%
Consumer credit card	1,322	1,303	1,274	1,345	1,273	19	1.5%	49	3.8%
Other consumer	1,234	1,223	1,196	1,221	1,220	11	0.9%	14	1.1%
Total consumer	30,466	30,792	30,903	31,501	31,473	(326)	(1.1)%	(1,007)	(3.2)%
Total Loans	$82,786	$83,553	$84,430	$83,152	$81,821	$(767)	(0.9)%	$965	1.2%
_______

(1)	As of December 31, 2018, approximately $263 million of purchasing card balances previously recognized in other assets were reclassified to commercial and industrial loans.

(2)
As of December 31, 2018, approximately $345 million of senior assisted living balances were reclassified from commercial real estate mortgage—owner-occupied to commercial investor real estate mortgage. The reclassification had a negligible impact on fourth quarter 2018 average balances.

(3)	Regions sold $167 million of affordable housing residential mortgage loans during the first quarter of 2019.

(4)	The balance of Regions' home equity lines of credit consists of $2,836 million of first lien and $2,594 million of second lien at 9/30/2019.

(5)	The balance of Regions' closed-end home equity loans consists of $2,867 million of first lien and $300 million of second lien at 9/30/2019.

	As of
End of Period Loans by Percentage	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Commercial and industrial	48.5%	48.4%	48.6%	47.2%	46.5%
Commercial real estate mortgage—owner-occupied	6.7%	6.5%	6.5%	6.7%	7.3%
Commercial real estate construction—owner-occupied	0.4%	0.5%	0.5%	0.5%	0.4%
Total commercial	55.6%	55.4%	55.6%	54.4%	54.2%
Commercial investor real estate mortgage	5.8%	5.7%	5.6%	5.6%	5.1%
Commercial investor real estate construction	1.8%	2.0%	2.2%	2.1%	2.2%
Total investor real estate	7.6%	7.7%	7.8%	7.7%	7.3%
Total business	63.2%	63.1%	63.4%	62.1%	61.5%
Residential first mortgage	17.4%	17.0%	16.7%	17.2%	17.4%
Home equity—lines of credit	6.6%	6.7%	6.8%	7.1%	7.3%
Home equity—closed-end	3.8%	3.9%	3.9%	4.1%	4.2%
Indirect—vehicles	2.5%	2.9%	3.3%	3.6%	3.9%
Indirect—other consumer	3.4%	3.3%	3.0%	2.8%	2.6%
Consumer credit card	1.6%	1.6%	1.5%	1.6%	1.6%
Other consumer	1.5%	1.5%	1.4%	1.5%	1.5%
Total consumer	36.8%	36.9%	36.6%	37.9%	38.5%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Commercial and industrial	$40,200	$40,707	$39,999	$38,111	$37,410	$(507)	(1.2)%	$2,790	7.5%
Commercial real estate mortgage—owner-occupied	5,481	5,448	5,560	5,847	6,000	33	0.6%	(519)	(8.7)%
Commercial real estate construction—owner-occupied	390	447	409	349	311	(57)	(12.8)%	79	25.4%
Total commercial	46,071	46,602	45,968	44,307	43,721	(531)	(1.1)%	2,350	5.4%
Commercial investor real estate mortgage	4,859	4,699	4,729	4,275	4,083	160	3.4%	776	19.0%
Commercial investor real estate construction	1,529	1,797	1,821	1,815	1,809	(268)	(14.9)%	(280)	(15.5)%
Total investor real estate	6,388	6,496	6,550	6,090	5,892	(108)	(1.7)%	496	8.4%
Total business	52,459	53,098	52,518	50,397	49,613	(639)	(1.2)%	2,846	5.7%
Residential first mortgage	14,298	14,150	14,203	14,230	14,162	148	1.0%	136	1.0%
Home equity—lines of credit	5,482	5,637	5,792	5,924	6,068	(155)	(2.7)%	(586)	(9.7)%
Home equity—closed-end	3,201	3,273	3,343	3,411	3,475	(72)	(2.2)%	(274)	(7.9)%
Indirect—vehicles	2,247	2,578	2,924	3,109	3,190	(331)	(12.8)%	(943)	(29.6)%
Indirect—other consumer	2,750	2,662	2,429	2,287	2,042	88	3.3%	708	34.7%
Consumer credit card	1,310	1,286	1,304	1,298	1,271	24	1.9%	39	3.1%
Other consumer	1,239	1,221	1,212	1,217	1,201	18	1.5%	38	3.2%
Total consumer	30,527	30,807	31,207	31,476	31,409	(280)	(0.9)%	(882)	(2.8)%
Total loans	$82,986	$83,905	$83,725	$81,873	$81,022	$(919)	(1.1)%	$1,964	2.4%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Commercial and industrial	$40,200	$40,707	$39,999	$38,111	$37,410	$(507)	(1.2)%	$2,790	7.5%
Add: Purchasing card balances (1)	—	—	—	252	239	—	NM	(239)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$40,200	$40,707	$39,999	$38,363	$37,649	$(507)	(1.2)%	$2,551	6.8%
Total commercial loans	$46,071	$46,602	$45,968	$44,307	$43,721	$(531)	(1.1)%	$2,350	5.4%
Add: Purchasing card balances (1)	—	—	—	252	239	—	NM	(239)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$46,071	$46,602	$45,968	$44,559	$43,960	$(531)	(1.1)%	$2,111	4.8%
Total business loans	$52,459	$53,098	$52,518	$50,397	$49,613	$(639)	(1.2)%	$2,846	5.7%
Add: Purchasing card balances (1)	—	—	—	252	239	—	NM	(239)	(100.0)%
Adjusted total business loans (non-GAAP)	$52,459	$53,098	$52,518	$50,649	$49,852	$(639)	(1.2)%	$2,607	5.2%
Total consumer loans	$30,527	$30,807	$31,207	$31,476	$31,409	$(280)	(0.9)%	$(882)	(2.8)%
Less: Indirect—vehicles	2,247	2,578	2,924	3,109	3,190	(331)	(12.8)%	(943)	(29.6)%
Adjusted total consumer loans (non-GAAP)	$28,280	$28,229	$28,283	$28,367	$28,219	$51	0.2%	$61	0.2%
Total loans	$82,986	$83,905	$83,725	$81,873	$81,022	$(919)	(1.1)%	$1,964	2.4%
Add: Purchasing card balances (1)	—	—	—	252	239	—	NM	(239)	(100.0)%
Less: Indirect—vehicles	2,247	2,578	2,924	3,109	3,190	(331)	(12.8)%	(943)	(29.6)%
Adjusted total loans (non-GAAP)	$80,739	$81,327	$80,801	$79,016	$78,071	$(588)	(0.7)%	$2,668	3.4%
________

(1)	On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,303	$36,919	$3,384	9.2%
Commercial real estate mortgage—owner-occupied	5,496	6,044	(548)	(9.1)%
Commercial real estate construction—owner-occupied	415	309	106	34.3%
Total commercial	46,214	43,272	2,942	6.8%
Commercial investor real estate mortgage	4,763	3,897	866	22.2%
Commercial investor real estate construction	1,715	1,838	(123)	(6.7)%
Total investor real estate	6,478	5,735	743	13.0%
Total business	52,692	49,007	3,685	7.5%
Residential first mortgage	14,217	14,040	177	1.3%
Home equity—lines of credit	5,636	6,263	(627)	(10.0)%
Home equity—closed-end	3,272	3,528	(256)	(7.3)%
Indirect—vehicles	2,581	3,252	(671)	(20.6)%
Indirect—other consumer	2,615	1,774	841	47.4%
Consumer credit card	1,300	1,258	42	3.3%
Other consumer	1,223	1,172	51	4.4%
Total consumer	30,844	31,287	(443)	(1.4)%
Total Loans	$83,536	$80,294	$3,242	4.0%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets, the first quarter 2018 residential first mortgage loan sale and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,303	$36,919	$3,384	9.2%
Add: Purchasing card balances(1)	—	225	(225)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$40,303	$37,144	$3,159	8.5%
Total commercial loans	$46,214	$43,272	$2,942	6.8%
Add: Purchasing card balances(1)	—	225	(225)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$46,214	$43,497	$2,717	6.2%
Total business loans	$52,692	$49,007	$3,685	7.5%
Add: Purchasing card balances(1)	—	225	(225)	(100.0)%
Adjusted total business loans (non-GAAP)	$52,692	$49,232	$3,460	7.0%
Total consumer loans	$30,844	$31,287	$(443)	(1.4)%
Less: Balances of residential first mortgage loans sold(2)	—	54	(54)	(100.0)%
Less: Indirect—vehicles	2,581	3,252	(671)	(20.6)%
Adjusted total consumer loans (non-GAAP)	$28,263	$27,981	$282	1.0%
Total Loans	$83,536	$80,294	$3,242	4.0%
Add: Purchasing card balances(1)	—	225	(225)	(100.0)%
Less: Balances of residential first mortgage loans sold(2)	—	54	(54)	(100.0)%
Less: Indirect—vehicles	2,581	3,252	(671)	(20.6)%
Adjusted total loans (non-GAAP)	$80,955	$77,213	$3,742	4.8%
________
(1) On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.
(2) Adjustments to average loan balances assume a simple day-weighted average impact for the year ended December 31, 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

End of Period Deposits

	As of
						9/30/2019		9/30/2019
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	vs. 6/30/2019		vs. 9/30/2018
Interest-free deposits	$34,360	$34,678	$34,775	$35,053	$35,354	$(318)	(0.9)%	$(994)	(2.8)%
Interest-bearing checking	18,107	18,625	19,724	19,175	18,586	(518)	(2.8)%	(479)	(2.6)%
Savings	8,588	8,659	9,031	8,788	8,900	(71)	(0.8)%	(312)	(3.5)%
Money market—domestic	25,329	24,729	23,806	24,111	23,896	600	2.4%	1,433	6.0%
Low-cost deposits	86,384	86,691	87,336	87,127	86,736	(307)	(0.4)%	(352)	(0.4)%
Time deposits	7,639	7,731	7,704	7,122	6,499	(92)	(1.2)%	1,140	17.5%
Total Customer Deposits	94,023	94,422	95,040	94,249	93,235	(399)	(0.4)%	788	0.8%
Corporate treasury time deposits	282	549	680	242	20	(267)	(48.6)%	262	NM
Total Deposits	$94,305	$94,971	$95,720	$94,491	$93,255	$(666)	(0.7)%	$1,050	1.1%

	As of
						9/30/2019		9/30/2019
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	vs. 6/30/2019		vs. 9/30/2018
Consumer Bank Segment	$59,422	$59,775	$59,880	$57,575	$57,939	$(353)	(0.6)%	$1,483	2.6%
Corporate Bank Segment	26,312	26,386	26,741	27,748	26,002	(74)	(0.3)%	310	1.2%
Wealth Management Segment	7,905	7,919	7,994	8,072	8,018	(14)	(0.2)%	(113)	(1.4)%
Other (1)	666	891	1,105	1,096	1,296	(225)	(25.3)%	(630)	(48.6)%
Total Deposits	$94,305	$94,971	$95,720	$94,491	$93,255	$(666)	(0.7)%	$1,050	1.1%

	As of
						9/30/2019		9/30/2019
($ amounts in millions)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	vs. 6/30/2019		vs. 9/30/2018
Wealth Management - Private Wealth	$6,913	$6,965	$7,089	$7,204	$7,035	$(52)	(0.7)%	$(122)	(1.7)%
Wealth Management - Institutional Services	992	954	905	868	983	38	4.0%	9	0.9%
Total Wealth Management Segment Deposits	$7,905	$7,919	$7,994	$8,072	$8,018	$(14)	(0.2)%	$(113)	(1.4)%

					As of
End of Period Deposits by Percentage					9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Interest-free deposits					36.4%	36.5%	36.3%	37.1%	37.9%
Interest-bearing checking					19.2%	19.6%	20.6%	20.3%	19.9%
Savings					9.1%	9.1%	9.4%	9.3%	9.6%
Money market—domestic					26.9%	26.0%	24.9%	25.5%	25.6%
Low-cost deposits					91.6%	91.2%	91.2%	92.2%	93.0%
Time deposits					8.1%	8.2%	8.1%	7.5%	7.0%
Total Customer Deposits					99.7%	99.4%	99.3%	99.7%	100.0%
Corporate treasury time deposits					0.3%	0.6%	0.7%	0.3%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Interest-free deposits	$33,599	$33,883	$33,896	$35,169	$35,414	$(284)	(0.8)%	$(1,815)	(5.1)%
Interest-bearing checking	18,257	18,869	19,309	18,295	18,924	(612)	(3.2)%	(667)	(3.5)%
Savings	8,607	8,806	8,852	8,827	8,928	(199)	(2.3)%	(321)	(3.6)%
Money market—domestic	24,904	24,350	23,989	23,850	24,046	554	2.3%	858	3.6%
Low-cost deposits	85,367	85,908	86,046	86,141	87,312	(541)	(0.6)%	(1,945)	(2.2)%
Time deposits	7,712	7,800	7,471	6,792	6,501	(88)	(1.1)%	1,211	18.6%
Total Customer Deposits	93,079	93,708	93,517	92,933	93,813	(629)	(0.7)%	(734)	(0.8)%
Corporate treasury time deposits	436	657	496	87	21	(221)	(33.6)%	415	NM
Corporate treasury other deposits	541	553	157	139	108	(12)	(2.2)%	433	400.9%
Total Deposits	$94,056	$94,918	$94,170	$93,159	$93,942	$(862)	(0.9)%	114	0.1%

	Average Balances
($ amounts in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Consumer Bank Segment	$59,217	$59,277	$57,952	$57,366	$57,684	$(60)	(0.1)%	$1,533	2.7%
Corporate Bank Segment	25,690	26,154	26,904	26,323	26,563	(464)	(1.8)%	(873)	(3.3)%
Wealth Management Segment	7,843	7,924	7,948	8,027	8,235	(81)	(1.0)%	(392)	(4.8)%
Other (1)	1,306	1,563	1,366	1,443	1,460	(257)	(16.4)%	(154)	(10.5)%
Total Deposits	$94,056	$94,918	$94,170	$93,159	$93,942	$(862)	(0.9)%	$114	0.1%

	Average Balances
($ amounts in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	3Q19 vs. 2Q19		3Q19 vs. 3Q18
Wealth Management - Private Wealth	$6,984	$7,033	$7,111	$7,084	$7,250	$(49)	(0.7)%	$(266)	(3.7)%
Wealth Management - Institutional Services	859	891	837	943	985	(32)	(3.6)%	(126)	(12.8)%
Total Wealth Management Segment Deposits	$7,843	$7,924	$7,948	$8,027	$8,235	$(81)	(1.0)%	$(392)	(4.8)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Interest-free deposits	$33,791	$35,563	$(1,772)	(5.0)%
Interest-bearing checking	18,808	19,461	(653)	(3.4)%
Savings	8,754	8,842	(88)	(1.0)%
Money market—domestic	24,418	24,282	136	0.6%
Money market—foreign	—	10	(10)	(100.0)%
Low-cost deposits	85,771	88,158	(2,387)	(2.7)%
Time deposits	7,662	6,623	1,039	15.7%
Total Customer Deposits	93,433	94,781	(1,348)	(1.4)%
Corporate treasury time deposits	529	23	506	NM
Corporate treasury other deposits	419	65	354	NM
Total Deposits	$94,381	$94,869	$(488)	(0.5)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Consumer Bank Segment	$58,820	$57,663	$1,157	2.0%
Corporate Bank Segment	26,245	27,127	(882)	(3.3)%
Wealth Management Segment	7,904	8,566	(662)	(7.7)%
Other (1)	1,412	1,513	(101)	(6.7)%
Total Deposits	$94,381	$94,869	$(488)	(0.5)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Wealth Management - Private Wealth	$7,042	$7,480	$(438)	(5.9)%
Wealth Management - Institutional Services	862	1,086	(224)	(20.6)%
Total Wealth Management Segment Deposits	$7,904	$8,566	$(662)	(7.7)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation extending to 2019. The Basel III rules are now fully phased in, other than with respect to deductions and adjustments whose transitional treatment has been extended until the federal banking agencies' September 2017 proposal to revise and simplify the capital treatment of selected categories of assets is finalized. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,581	$16,608	$15,512	$15,090	$14,770
Less:
Preferred stock (GAAP)		1,310	1,310	820	820	820
Intangible assets (GAAP)		4,956	4,930	4,937	4,944	4,951
Deferred tax liability related to intangibles (GAAP)		(93)	(94)	(94)	(94)	(95)
Tangible common stockholders’ equity (non-GAAP)	A	$10,408	$10,462	$9,849	$9,420	$9,094
Total assets (GAAP)		$128,147	$127,518	$128,802	$125,688	$124,578
Less:
Intangible assets (GAAP)		4,956	4,930	4,937	4,944	4,951
Deferred tax liability related to intangibles (GAAP)		(93)	(94)	(94)	(94)	(95)
Tangible assets (non-GAAP)	B	$123,284	$122,682	$123,959	$120,838	$119,722
Shares outstanding—end of quarter	C	964	1,004	1,013	1,025	1,055
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	8.44%	8.53%	7.95%	7.80%	7.60%
Tangible common book value per share (non-GAAP)	A/C	$10.79	$10.42	$9.72	$9.19	$8.62

		As of and for Quarter Ended
($ amounts in millions)		9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$16,581	$16,608	$15,512	$15,090	$14,770
Non-qualifying goodwill and intangibles		(4,853)	(4,827)	(4,833)	(4,839)	(4,845)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		(297)	13	584	940	1,376
Preferred stock (GAAP)		(1,310)	(1,310)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,121	$10,484	$10,443	$10,371	$10,481
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$106,119	$106,785	$107,128	$105,475	$103,721
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	9.5%	9.8%	9.8%	9.8%	10.1%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions has systems and internal controls in place to calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

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The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

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Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2019 Earnings Release

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Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

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The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

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Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

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Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

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Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

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The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

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The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

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Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.